Exhibit H

                         CINERGY CORP. AND SUBSIDIARIES
                              ORGANIZATIONAL CHART*
                                  JUNE 30, 2003

Cinergy Corp. (Delaware, 6/30/1993)

     Cinergy Services, Inc. (Delaware, 2/23/1994)

     The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)
          (please see attached list of subsidiaries)

     PSI Energy, Inc. (Indiana, 9/6/1941)
          South Construction Company, Inc. (Indiana, 5/31/1934)

     Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
          (please see attachment for listing of subsidiaries)

     Cinergy Investments, Inc. (Delaware, 10/24/1994)
          (please see attachment for listing of subsidiaries)

     Cinergy Receivables Company LLC (Delaware, 1/10/2002)

     CinTec LLC (Delaware, 11/16/2000; formerly CinTech LLC)
          CinTec I LLC (Delaware, 11/16/2000; formerly CinTech I LLC) eVent Resources I LLC (Delaware, 11/17/2000; formerly
               Event Capital I LLC)
                     eVent Resources Holdings LLC (Delaware, 12/13/2000;
                                             formerly eVent (Triple Point) LLC)

Cinergy Technologies, Inc. (Delaware, 7/26/2000; formerly Cinergy Ventures
                                                    Holding Company, Inc.)
      Cinergy Ventures, LLC (Delaware, 7/25/2000)
          SmartSynch
          CES International
          Izoic Incorporated (Delaware, 12/22/1999)
          Kreiss Johnson Technologies, Inc. (California, 7/28/1993) Pentech Solutions, Inc. (Delaware, 11/19/1990)
     Cinergy Ventures II, LLC (Delaware, 9/1/2000)
          Metallic Power
          Catalytic Solutions, Inc. (California, 1/31/1996)
     Cinergy e-Supply Network, LLC (Delaware, 8/10/2000)
          Pantellos
     Cinergy One, Inc. (Delaware, 9/5/2000)
     Cinergy Two, Inc. (Delaware, 11/6/2000)

Cinergy Wholesale Energy, Inc. (Ohio, 11/27/2000)
     Cinergy Power Generation Services, LLC (Delaware, 11/22/2000) Cinergy Origination & Trade, LLC (Delaware, 10/19/2001)

Cinergy Foundation, Inc. (Indiana, 12/7/1988)

     * Subsidiary status indicated by indentation. Paranthetical information next to each company sets forth jurisdiction and date of formation. Some of the subsidiaries listed are inactive.





                                    DOMESTIC
                             REGULATED CORPORATIONS
                                  (page 1 of 1)

Cinergy Corp. (Delaware, 6/30/1993)

     The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)
     Cinergy Power Investments, Inc. (Ohio, 12/5/2000)
     CPI Allowance Management, LLC (Delaware, 11/28/2001)
     CPI Investments, LLC (Delaware, 12/14/2001)
     The Union Light, Heat and Power Company (Kentucky, 3/20/1901) Tri-State Improvement Company (Ohio, 1/14/1964)
     Lawrenceburg Gas Company (Indiana, 5/5/1868)
     Miami Power Corporation (Indiana, 3/25/1930)
     KO Transmission Company (Kentucky, 4/11/1994)





                                    DOMESTIC
                           NON-REGULATED CORPORATIONS
                                  (page 1 of 6)


Cinergy Investments, Inc. (Delaware, 10/24/1994)
      Cinergy-Cadence, Inc. (Indiana, 12/27/1989; formerly PSI Power Resource Operations, Inc.)
           Cadence Network, Inc.(Delaware, 9/3/1997)
      Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992; formerly Wholesale Power Services, Inc.)
          (please see attached list of subsidiaries)
      Cinergy Telecommunications Holding Company, Inc. (Delaware, 9/20/1996; formerly Cinergy Communications, Inc.)
          Q-Comm Corporation (Nevada, 9/26/96)
               QCC, Inc. (Nevada, 12/20/1993)
               Cinergy Communications Company (Kentucky, 12/21/1977)
               Kentucky Data Link, Inc. (Kentucky, 4/13/1990; aka Cinergy Networks)
                    Cinergy Telecommunication Networks - Indiana, Inc.
                    (Indiana, 1/7/2000; aka Cinergy MetroNet)
                    Cinergy Telecommunication Networks-Ohio,Inc.(Ohio, 1/3/2000) Indianapolis Data Link, Inc. (Indiana, 4/16/2002)
                    KDL Holdings, LLC (Delaware, 9/5/2001)
                    Lexington Data Link, Inc. (Kentucky, 4/1/2002)
                    Louisville Data Link, Inc. (Kentucky, 4/1/2002)
                    Cincinnati Data Link, Inc. (Ohio, 4/17/2002)
                    Chattanooga Data Link, Inc. (Tennessee, 4/16/2002)
                    Knoxville Data Link, Inc. (Tennessee, 4/16/2002
                    Memphis Data Link, Inc. (Tennessee, 4/1/2002)
                    Nashville Data Link, Inc. (Tennessee, 2/15/2002)
                Lattice Communications, LLC (Delaware, 1/7/99)
                    LB Tower Company, LLC (Delaware, 5/25/2000)
     Cinergy Engineering, Inc. (Ohio, 3/28/1997)
     Cinergy-Centrus, Inc. (Delaware, 4/23/98; formerly Cinergy-Ideon, Inc.) Cinergy-Centrus Communications, Inc. (Delaware, 7/17/98)
     Cinergy Solutions Holding Company, Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
          (please see attached list of subsidiaries)
     Cinergy Supply Network, Inc. (Delaware, 1/14/98)
          Reliant Services, LLC (Indiana, 6/25/98) (5)
               MP Acquisition Corp., Inc. (Indiana, 10/17/2000)
                    Miller Pipeline Corporation (Indiana, July 19, 1995)
               Fiber Link, LLC (Indiana, 9/5/2000)
     Cinergy Technology,Inc.(Indiana,12/12/1991;formerly
     PSI Environmental Corp.)





                                    DOMESTIC
                           NON-REGULATED CORPORATIONS
                                  (page 2 of 6)


Cinergy Investments, Inc. (Delaware, 10/24/1994)
     Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992; formerly Wholesale Power Services, Inc.)
          Brownsville Power I, LLC (Delaware, 7/13/1998)
          Caledonia Power I, LLC (Delaware, 7/13/1998)
          CinCap - Chippewa, LLC (Delaware, 7/27/2001)
          CinCap - Martinsville, LLC (Delaware, 1/30/2001)
          CinCap - Oraville, LLC (Delaware, 3/6/2001)
          CinCap IV, LLC (Delaware, 12/3/1997)
          CinCap V, LLC (Delaware, 7/21/98)
          CinCap VIII, LLC (Delaware, 12/2/98)
              CinCap VII, LLC (Delaware, 12/2/98)
              CinCap Madison, LLC (Delaware, 12/2/1998;
              formerly Duke Energy Madison, LLC)
          CinCap IX, LLC (Delaware, 8/14/2000)
          CinCap X, LLC (Delaware 8/14/2000)
          CinPower I, LLC (Delaware, 6/12/1998)
          Cinergy Canada, Inc. (Alberta, Canada, 4/20/2001)
          Cinergy Climate Change Investments, LLC (Delaware, 6/9/2003)
          Cinergy Limited Holdings, LLC (Delaware, 12/14/2001)
          Cinergy General Holdings, LLC (Delaware, 12/14/2001)
              Cinergy Marketing & Trading, LP (Delaware, 10/27/95; formerly Producers Energy Marketing, LLC)
                   Ohio River Valley Propane, LLC (formerly Cinergy Propane, LLC (Delaware, 10/18/2001)
              Cinergy Retail Power Limited, Inc. (Delaware, 8/6/2001)
              Cinergy Retail Power General, Inc. (Texas, 8/7/2001)
                   Cinergy Retail Power, L.P. (Delaware, 8/8/2001)
              CinFuel Resources, Inc. (Delaware, 1/10/2002)
                   LH1, LLC (Delaware, 1/10/2002)
                        Oak Mountain Products, LLC (Delaware, 7/9/2001)
              Cinergy Transportation, LLC (Delaware, 6/14/2000)
              SYNCAP II, LLC (Delaware, 10/13/2000)



                                    DOMESTIC
                           NON-REGULATED CORPORATIONS
                                  (page 3 of 6)


Cinergy Investments, Inc. (Delaware, 10/24/1994)

     Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
          1388368 Ontario Inc. (Ontario, 12/2/99)
          3036243 Nova Scotia Company (Nova Scotia, 12/10/99)
               Cinergy Solutions Limited Partnership (Ontario, 12/14/99)
          Vestar, Inc. (Delaware, 4/6/98; formerly Cinergy Business Solutions, Inc.)
               Vestar Limited (Ontario, 3/9/84; formerly Rose Technology Group Limited)
                   3075959 Nova Scotia Company (Nova Scotia, 4/7/2003)
                   Keen Rose Technology Group Limited (Ontario, 8/26/99) Optimira Controls, Inc. (Ontario, 4/14/1997)
              Cinergy EPCOM, LLC (Delaware, 8/20/99)
              Cinergy EPCOM College Park, LLC (Delaware, 8/20/99)
              Cinergy Solutions, Inc. (Delaware, 6/2/2000)
                    (please see attached list of subsidiaries)
              Cinergy Solutions of Tuscola, Inc. (Delaware, 10/13/98)
              Delta Township Utilities, LLC (Delaware, 7/5/2001)
              Energy Equipment Leasing LLC (Delaware, 11/12/98)
              Trigen-Cinergy Solutions LLC (Delaware, 2/18/1997)
              Trigen-Cinergy Solutions of Ashtabula LLC (Delaware, 4/21/99) Trigen-Cinergy Solutions of Baltimore LLC (Delaware, 11/10/98) Trigen-Cinergy Solutions of Boca Raton, LLC (Delaware, 9/4/98) Trigen-Cinergy Solutions of Cincinnati LLC (Ohio, 7/29/1997) Trigen-Cinergy Solutions of College Park, LLC
                (Delaware, 2/18/99)
              Trigen-Cinergy Solutions of Lansing LLC (Delaware, 11/3/99)
                   Trigen/Cinergy-USFOS of Lansing LLC (Delaware, 11/3/1999)
              Trigen-Cinergy Solutions of Orlando LLC (Delaware, 6/12/1998) Trigen-Cinergy Solutions of Owings Mills LLC Delaware, 9/20/99) Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing,
                LLC (Delaware, 10/20/99)
              Trigen-Cinergy Solutions of Rochester LLC (Delaware, 10/20/99) Trigen-Cinergy Solutions of Silver Grove LLC (Delaware,3/18/99) Trigen-Cinergy Solutions of San Diego LLC (Delaware,11/3/1999) Trigen-Cinergy Solutions of the Southeast LLC (Delaware,
                 11/19/1999)
              Trigen-Cinergy Solutions of St. Paul LLC (Delaware 8/13/98)
                   Environmental Wood Supply, LLC (Minnesota, 8/10/2000)
                   St. Paul Cogeneration LLC (Minnesota, 12/18/98)
              Trigen-Cinergy Solutions of Tuscola, LLC (Delaware, 8/21/98)



                                    DOMESTIC
                           NON-REGULATED CORPORATIONS
                                  (page 4 of 6)


Cinergy Investments, Inc. (Delaware, 10/24/1994)
    Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
         Cinergy Solutions, Inc. (Delaware, 6/2/2000)
              BSPE Holdings, LLC (Delaware, 1/10/2001)
                   BSPE Limited, LLC (Delaware, 1/10/2001)
                   BSPE General, LLC (Texas, 1/11/2001)
                        BSPE, L.P. (Delaware, 1/16/2001)
              Cinergy Energy Solutions, Inc. (Delaware, 11/9/2000)
                   U.S. Energy Biogas Corporation (formerly Zahren Alternative
                     Power Corporation (Delaware, 12/28/1993; formerly ZFC Enviromental Holdings Limited) (please see attached list of subsidiaries)
              Cinergy GASCO Solutions, LLC (Delaware, 11/9/2000)
                   Countryside Landfill Gasco., L.L.C. (Delaware, 8/23/96) Morris Gasco, L.L.C. (Delaware, 12/31/96)
                   Brown County Landfill Gas Associates, L.P (Delaware,
                      3/22/2000)
          Cinergy Solutions of Boca Raton, LLC (Delaware, 8/23/2000)
          Cinergy Solutions of Narrows, LLC (Delaware, 3/17/2003)
          Cinergy Solutions of Rock Hill, LLC (Delaware, 3/17/2003)
          Cinergy Solutions of St. Bernard, LLC (Delaware, 1/6/2003)
          Cinergy Solutions Operating Services of Lansing,LLC
            (Delaware,6/25/2002)
          Cinergy Solutions Operating Services of Shreveport, LLC
            (Delaware, 6/28/2002)
          Cinergy Solutions Operating Services of Oklahoma, LLC
            (Delaware, 8/13/2002)
          Cinergy Solutions of Philadelphia, LLC (Delaware, 5/11/2001)
          Cinergy Solutions Partners, LLC (Delaware, 9/12/2000)
              CST Limited, LLC (Delaware, 5/18/2001; formerly CS Limited, LLC) CST General, LLC (Texas, 5/22/2001)
                   CST Green Power, L.P.(Delaware, 5/23/2001)
                        Green Power Holdings, LLC (Delaware, 12/12/2000)
                             Green Power G.P., LLC (Texas, 12/15/2000)
                             Green Power Limited, LLC (Delaware, 12/12/2000)
                                  South Houston Green Power, L.P. (Delaware,
                                  12/19/2000; formerly Green Power, L.P.)
               CSGP of Southeast Texas, LLC (Delaware, 2/22/2001)
               CSGP Limited, LLC (Delaware, 4/5/2001)
               CSGP General, LLC (Texas, 4/5/2001)
                   CSGP Services, L.P. (Delaware, 4/6/2001)
               Lansing Grand River Utilities, LLC (Delaware, 9/14/2000) Oklahoma Arcadian Utilities, LLC (Delaware, 12/5/2000) Shreveport Red River Utilities, LLC (Delaware, 10/16/2000)




                                    DOMESTIC
                           NON-REGULATED CORPORATIONS
                                  (page 5 of 6)

Cinergy Investments, Inc. (Delaware, 10/24/1994)
     Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997; formerly
      Cinergy Solutions, Inc.)
          Cinergy Solutions, Inc. (Delaware, 6/2/2000)
              Cinergy Energy Solutions, Inc. (Delaware, 11/9/2000)
                   U. S. Energy Biogas Corp. (formerly Zahren Alternative Power Corporation (Delaware, 12/28/1993; formerly ZFC
                   Environmental Holdings Limited)
                        Biogas Financial Corporation (Connecticut, 4/15/1997;
                         formerly Zahren Financial Corporation)
                            Biomass Energy Partners I, LP (Connecticut,
                             7/25/1990)
                            ZFC Energy, Inc. (Delaware, 2/7/1991)
                                 Barre Landfill Gas Associates L.P. (Delaware, 9/11/1995)
                                 Biomass Energy Partners III, L.P. (Delaware,
                                 10/20/1995)
                                 Dixon/Lee Landfill Gas Associates LP(10)
                                 Power Generation (Suffolk), Inc. (Delaware,
                                  3/6/1991)
                                       Suffolk Energy Partners, L.P. (Virginia,
                                         6/20/1993)
                                 Suffolk Biogas, Inc. (Delaware, 3/8/1991)
                            Taylor Energy Partners, L.P. (Pennsylvania,
                            6/19/1992)
                            Lafayette Energy Partners, L.P. (New Jersey,
                            6/16/1992)
                        Biomass New Jersey L.L.C. (New Jersey, 8/12/1996)
                        Brown County Energy Associates, LLC (Delaware, 3/22/
                        2000)
                        Barre Energy Partners, L.P. (Delaware, 9/11/1995) Burlington Energy, Inc. (Vermont, 1/11/1991)
                        Cape May Energy Associates, L.P. (Delaware 9/19/1995) Dunbarton Energy Partners, LP (New Hampshire,
                        5/26/1994)
                        Garland Energy Development, LLC (Delaware, 6/17/1998) Oceanside Energy, Inc. (New York, 4/15/1994)
                        Onondaga Energy Partners, L.P. (New York, 5/6/1994) Oyster Bay Energy Partners, L.P. (New York, 5/6/1994)
                        Resources Generating Systems, Inc. (New York, 4/25/1994)
                              (please see attached list of subsidiaries)
                        Smithtown Energy Partners, L.P. (New York, 5/6/1994)
                        Springfield Energy Associates LP (Vermont, 10/6/1993) Suffolk Transmission Partners, L.P.
                        Delaware, 8/7/1997)
                        Tucson Energy Partners, LP Delaware, 7/22/1997)
                        ZFC Royalty Partners (Connecticut, 12/15/1992)
                        Zapco Broome Nanticoke Corp. (New York, 9/18/1997)
                        Zapco Development Corporation (Delaware, 2/26/1997) Zapco Energy Tactics Corporation (Delaware, 7/11/1995) Zapco Readville Cogeneration, Inc. (Delaware, 8/17/1995) ZMG, Inc. (Delaware, 12/19/2000)
                            (please see attached list of subsidiaries)




                                    DOMESTIC
                           NON-REGULATED CORPORATIONS
                                  (page 6 of 6)

Cinergy Investments, Inc. (Delaware, 10/24/1994)
     Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997;
     formerly Cinergy Solutions, Inc.)
          Cinergy Solutions, Inc. (Delaware, 6/2/2000)
               Cinergy Energy Solutions, Inc. (Delaware, 11/9/2000)
                    U.S. Energy Biogas Corporation (formerly Zahren Alternative Power Corporation (Delaware, 12/28/1993; formerly ZFC Environmental Holdings Limited)
                         Resource Generation Systems, Inc. (New York, 4/25/1994)
                              Hoffman Road Energy Partners, LLC (Delaware
                              10/1/1999)
                              Illinois Electrical Generation Partners, L.P. (Delaware, 12/11/1996)
                                  Avon Energy Partners, L.L.C. (Illinois,
                                  6/21/1996)
                                  Devonshire Power Partners, L.L.C. (Illinois,
                                  6/21/1996)
                                  Riverside Resource Recovery, L.L.C. (Illinois, 6/21/1996)
                                  Zapco Illinois Energy, Inc. (Delaware, 11/7/
                                  1996)
                              Illinois Electrical Generation Partners II L.P. (Delaware 6/2/1997)
                                  BMC Energy, LLC (Delaware, 9/21/1999)
                                       Brookhaven Energy Partners, LLC (New
                                       York, 2/17/2000)
                                       Countryside Genco, L.L.C. (Delaware,
                                       4/1/1997)
                                       Morris Genco, L.L.C. (Delaware,8/23/1996)
                                  Brickyard Energy Partners, LLC (Delaware,
                                  4/23/1997)
                                  Dixon/Lee Energy Partners, LLC (Delaware,
                                  4/23/1997)
                                  Roxanna Resource Recovery L.L.C. (Illinois,
                                  11/18/1996)
                                  Streator Energy Partners, LLC (Delaware,
                                  4/23/1997)
                                  Upper Rock Energy Partners, LLC (Delaware,
                                  4/23/1997)
                         ZMG, Inc. (Delaware, 12/19/2000)
                              Master Gasco, L.P. (Delaware, 6/1/2000)
                                   Avon Landfill Gas Associates L.P. (Delaware,
                                   8/13/1996)(5)
                                   Biomass Energy Partners II L.P.
                                   (Connecticut, 3/4/1992)
                                   Biomass Energy Partners V L.P. (Delaware,
                                   1/14/1997)
                                   Broome Landfill Gas Associates L.P.
                                   (New York, 9/27/1997)
                                   Brickyard Landfill Gas Associates L.P.
                                   (Delaware, 7/23/1997)
                                   Cape May Landfill Gas Associates L.P.
                                   (Delaware, 9/19/1995)
                                   Devonshire Landfill Gas Associates L.P.
                                   (Delaware, 8/13/1996)
                                   Garland Landfill Gas Associates L.P.
                                   (Delaware, 7/20/1998)
                                   Riverside Landfill Gas Associates L.P.
                                   (Delaware, 8/13/1996)
                                   Streator Landfill Gas Associates LP
                                   (Delaware, 11/20/1997)
                                   Suffolk Landfill Gas Partners L.P.
                                   (Virginia, 6/30/1993)
                                   Tuscon  Landfill Gas Associates LP
                                   (Delaware, 7/22/1997)
                                   Upper Rock Landfill Gas Associates LP
                                   (Delaware, 7/23/1997)




                                  INTERNATIONAL
                           NON-REGULATED CORPORATIONS
                                  (page 1 of 2)



Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
     Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)
          CGP Global Greece Holdings, SA (Greece, 8/10/2001)
               Attiki Denmark ApS (Denmark, 10/1/2000;
               formerly ApS Kbus 17nr. 1693)
                    Attiki Gas Supply Company SA (Greece, 11/2/2001)
          Cinergy Global Chandler Holding, Inc. (Delaware, 10/19/2000)
               Cinergy Global Chandler I, Inc. (Delaware, 10/13/2000)
          Cinergy Global Ely, Inc. (Delaware, 8/28/98)
               EPR Ely Power Limited (England, 5/7/98)
                    EPR Ely Limited (England, 7/10/97)
                         Ely Power Limited (England, 7/3/97)
                         Anglian Straw Limited (England, 5/14/90)
                    Anglian Ash Limited (England, 3/1/99)
          Cinergy Global Foote Creek, Inc. (Delaware, 5/4/99)
          Cinergy Global Foote Creek II, Inc. (Delaware, 11/23/99)
          Cinergy Global Foote Creek IV, Inc. (Delaware, 6/28/2000)
          Cinergy Global Peetz Table I, Inc. (Delaware, 1/9/2001)
          Cinergy Global Power Services Limited (England, 8/14/1997; formerly MPI International Limited)
          Cinergy Global Power (UK) Limited (England, 2/5/98)
               Cinergy Global Trading Limited (England, 5/25/99)
                    Commercial Electricity Supplies Limited (England, 8/10/93) Cinergy Renewable Trading Limited (England, 1/11/00; formerly Renewable Trading Limited)
                    UK Electric Power Limited (England, 12/24/1920)
                    Cinergy Global Power Iberia, S.A. (Spain, 6/17/1998)
               Cinergy Global San Gorgonio, Inc. (Delaware, 10/13/98)
               Cinergy Global Holdings, Inc. (Delaware, 12/18/98)
                    Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)
                            (please see attached list of subsidiaries)
               Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997; formerly Cinergy MPI III, Inc.)
                           (please see attached list of subsidiaries)
               Cinergy Global One, Inc. (Delaware, 2/4/00)
                    CZECHPOL ENERGY spol, s.r.o. (Czech, October, 1990)
               eVent Resources Overseas I, LLC (Delaware, 5/29/2001)
               Midlands Hydrocarbons (Bangladesh) Limited (England, 6/29/93) Powermid No. 1 (England, 11/6/97)
               Cinergy Global Power Africa (Proprietary) Limited (South Africa, 8/3/1999)
     Cinergy UK, Inc. (Delaware, 5/1/1996)






                                  INTERNATIONAL
                           NON-REGULATED CORPORATIONS
                                  (page 2 of 2)


Cinergy Global Resources, Inc. (Delaware, 5/15/1998)

     Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)

          Cinergy Global Holdings, Inc. (Delaware, 12/18/98)

               Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)
                    Cinergy Zambia B.V. (The Netherlands, 11/18/85; formerly MPII (Zambia) B.V.)
                         Copperbelt Energy Corporation PLC (Republic of Zambia, 9/19/97)
                              Power Sports Limited (Republic of Zambia 1/5/1999)
                    Cinergy Turbines B.V. (The Netherlands, 7/7/83; formerly Cedarwood B.V.)
                    Cinergy Hydro B.V. (The Netherlands, 2/13/95; formerly Midlands Power International B.V.)
                         Cinergy 1 B.V. (The Netherlands, 9/11/64; formerly Midlands Power I B.V.)
                         Cinergy Global Resources 1 B.V. (The Netherlands, 5/31/68; formerly Midlands Power Europe B.V.)
                              Moravske Teplarny a.s. (Czech Republic, 6/18/91; formerly Teplarna Svit a.s.)
                              Cinergy Global Polska Sp. Z o.o. (Warsaw, Poland, 4/13/2000)
                              Cinergy Global Resources 1 Sp. Z o.o. (Lublin, Poland, 4/13/2000)
                              Cinergy Global Resources a.s. (Czech Republic, 11/10/98)
                              Cinergetika U/L a.s. (Czech Republic, 10/5/98; formerly SETUZA energetika a.s.)
                              Energy Customer Services, s.r.o. (Czech Republic, 12/29/2000)
                         Cinergy 2 B.V. (The Netherlands, 6/14/38; formerly Midlands Power Asia B.V.)
                    Baghabari I B.V. (The Netherlands, 3/5/99; formerly Cinergy Global Baghabari I B.V.)
                    Baghabari II B.V. (The Netherlands, 3/5/99; formerly Cinergy Global Baghabari II B.V.)
                    Cinergy South Africa Investments 1 B.V. (The Netherlands, 7/15/99; formerly Cinergy Global 3 B.V.)
                    Cinergy Global 4 B.V. (The Netherlands, 7/15/99)
                    Cinergy Global 5 B.V. (The Netherlands, 10/27/2000)
               Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997; formerly Cinergy MPI III, Inc.)
                    Cinergy Global Hydrocarbons Pakistan (Cayman Islands, 9/4/1997; formerly Cinergy MPI I, Inc.)
                    Cinergy Global Tsavo Power (Cayman Islands, 9/4/1997; formerly Cinergy MPI II, Inc.)
                         IPS-Cinergy Power Limited (Kenya, 4/28/1999; formerly Highbury Investments Limited)
                              Tsavo Power Company Limited (Kenya, 1/22/1998)
                    Cinergy MPI V, Inc. (Cayman Islands, 9/4/1997)